STATEMENT OF ADDITIONAL INFORMATION

Centre American Select Equity Fund

 Investor Class (Ticker: DHAMX) Institutional Class (Ticker: DHANX)

Centre Global Select Equity Fund

 Investor Class (Ticker: DHGRX) Institutional Class (Ticker: DHGLX)

Centre Multi-Asset Real Return Fund
Investor Class (Ticker: DHMRX) Institutional Class (Ticker: DHMUX)

Centre Active U.S. Treasury Fund
Investor Class (Ticker: DHTRX) Institutional Class (Ticker: DHTUX)

Each a series of

CENTRE FUNDS

January 28, 2015
As amended September 1, 2015

P.O. Box 295
Denver, CO 80201
Telephone 1-855-298-4236

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated January 28, 2015 (the “Prospectus”), for Centre American Select Equity Fund (the “American Equity Fund”), Centre Global Select Equity Fund (the “Global Equity Fund”), Centre Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), and Centre Active U.S. Treasury Fund (the “Treasury Fund”) (each, a “Fund” and together the “Funds”), each a series of Centre Funds (the “Trust”), as the Prospectus may be revised from time to time. No investment in shares of a Fund should be made solely upon the information contained herein. To obtain a copy of the Prospectus, please call 1-855-298-4236 or write to the Funds at:

Centre Funds
P.O. Box 295
Denver, Colorado 80201

THE TRUST

Each Fund is a diversified series of the Trust, which was organized as a Delaware statutory trust and is registered as an open‐end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Funds’ investment adviser is Centre Asset Management, LLC (“Centre” or the “Adviser”). The American Equity Fund, the Global Equity Fund, the Multi-Asset Real Return Fund, and the Treasury Fund are separate series of the Trust.

The Prospectus describes each Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund. The following descriptions and policies supplement these descriptions and include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Funds may invest.

Each Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares.

OTHER INVESTMENT POLICIES AND RELATED RISK FACTORS

Closed-End Funds. A Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market prices of closed-end investment companies tend to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. With respect to any investment by each of the American Equity Fund, the Global Equity Fund, and the Treasury Fund in an unaffiliated investment company, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Funds will limit their investments in unaffiliated funds in accordance with these Section 12(d)(1)(A) limitations, except as otherwise provided herein and to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Funds to exceed such investment limits in unaffiliated investment companies. By investing in an investment company, a Fund will be subject to two layers of fees, because such investment companies pay advisory, administrative and/or service fees that are borne indirectly by investors. In addition, a Fund will be subject to the same risks that other investors experience when making such investments, including the risks of significant fluctuations in assets as a result of a cash sweep program or purchase and redemption activity by shareholders in such other funds.

None of the American Equity Fund, the Global Equity Fund, or the Treasury Fund may acquire any securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act, which permits a mutual fund to invest in an unlimited amount of securities of another fund that is part of the same group of investment companies, or in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides an additional exception to the restrictions set forth in Section 12(d)(1)(A). Except as otherwise provided herein, any of these Funds may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

The Multi-Asset Real Return Fund may, in certain circumstances, invest in an unaffiliated investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which provides that the restrictions set forth in Section 12(d) of the 1940 Act shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%.

Exchange-Traded Funds. A Fund may invest in ETFs. Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment results that generally correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar manner to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange traded investment company, and will have costs and expenses that will be passed on to the Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF’s shares may trade at a discount to net asset value, causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Fixed-Income Securities. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed-income securities typically decline. Fixed-income securities with longer durations (i.e., the measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

REITs. To the extent that a Fund invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. These additional expenses are included under “Other Expenses” in the Annual Fund Operating Expenses detailed above. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Treasury Inflation-Protected Securities. A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments. Transactions in derivatives entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gain or loss, causing it to make or lose substantially more than it invested.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities a Fund holds or intends to acquire. A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior the Adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, the Fund may lose money, or may not make as much money as it expected. The Fund may also lose money if its Adviser incorrectly predicts securities market and interest rate trends.

From time to time, a Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments precisely over time. Before an option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Funds intend to purchase options only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, a Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and be unable to realize profits or limit its losses.

Specific Risks of Purchasing and Writing Options.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Foreign Securities. A Fund may invest in foreign securities and foreign currency contracts, as consistent with its stated investment objectives and restrictions. Foreign securities and foreign currency contracts involve investment risks different from those associated with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser to the Fund feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase.

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

Temporary Defensive Positions. A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). In the event that a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Funds’ investments and risks.

INVESTMENT LIMITATIONS OF CENTRE AMERICAN SELECT EQUITY FUND AND CENTRE GLOBAL SELECT EQUITY FUND

Each of the American Equity Fund and the Global Equity Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, each Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITS, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities;

(7)	Invest in unlisted securities;

(8)	Make investments for the purpose of exercising control or management over a portfolio company;

(9)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(10)
With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(11)
Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of such Fund’s total assets.

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Funds will not utilize repurchase agreements or reverse repurchase agreements. Further, the Funds will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, each Fund will not borrow an amount greater than 10% of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

INVESTMENT LIMITATIONS OF CENTRE MULTI-ASSET REAL RETURN FUND

The Multi-Asset Real Return Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority of the outstanding voting shares” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares;

(4)
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)
With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. Government, its agencies, or instrumentalities; or

(8)
Invest 25% or more of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

Notwithstanding these investment restrictions, the Fund’s investments in equity securities include investments in the Underlying Funds, which have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the Underlying Funds may thereby permit the Fund to be indirectly exposed to investment strategies that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the Underlying Funds are set forth below.

With respect to the fundamental investment restrictions above (other than those involving permitted senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

INVESTMENT LIMITATIONS OF CENTRE ACTIVE U.S. TREASURY FUND

The Treasury Fund has adopted as fundamental the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4)
Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;

(5)
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices;

(6)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(7)
With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the U.S. Government, its agencies, or instrumentalities; or

(8)
Invest more than 25% of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

The 1940 Act presently allows the Fund to borrow from a bank (including pledging, mortgaging or hypothecating assets) an amount up to 33 1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of a Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series thereof, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value (“NAV”) of each share (including fractional shares) held by such shareholder. Shares have non-cumulative voting rights.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; or (b) at any meeting of shareholders by a vote of two-thirds of the total combined NAV of all shares of the Trust issued and outstanding. In the event of a vacancy on the Board of Trustees, the vacancy may be filled, subject to the requirements of the 1940 Act, by the affirmative vote of a majority of the remaining Trustees. The Trust does not expect to have an annual meeting of shareholders.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. Subject to various exceptions stated therein, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Trust. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Trust or a Fund; review performance of the Adviser and the Funds; and oversee activities of the Trust and the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust, as well as the entities that provide services to the Trust.

Trustees and Officers. Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Independent Trustees[1]
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011
Associate Dean of Graduate Programs, College of Management, University of Massachusetts Boston from September 2015–present; President of JLG Research from 1999–present; Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2012 – present; Assistant Professor of Accounting and Finance at University of Massachusetts Boston from 2005–2011; Advisory Analyst at major Wall Street firms from 1999-present; Ph.D in Business from the University of Chicago Booth School of Business; member of Editorial Advisory Boards of The Journal of Portfolio Management and Journal of Investing; author of Foundations of Economic Value Added Second Edition; co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation; co-author and co-editor (with Frank J. Fabozzi) of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.
				5	None
Dr. Aloke Ghosh 1963	Trustee	Since 6/2011	Professor of Accountancy at the Zicklin School of Business, Baruch College, The City University of New York from 1993-present; Director of the Executive MS in Financial Statement Analysis and Securities Valuation from 2008-present; Doctoral Program Coordinator of Accountancy at the Zicklin School of Business of Baruch College from 2005-2011; Ph.D. in Business and Economics from Tulane University.	5	None
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Executive Vice President, AltX Group, Inc. (financial technology) 2012 to present; Managing Director at Surge Trading, Inc. 2009 to 2011; Managing Director, JMM Capital, Inc. 2008 to 2009; Managing Director, Morgan Stanley 2006 to 2008.	5	None
			Interested Trustee
James A. Abate 1965	Trustee President and Secretary	Since 6/2011 Since 11/2013	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	5	None

[1]	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Officers
Theodore J. Uhl 1974 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Since 6/2011
Mr. Uhl joined ALPS Fund Services in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010.
				N/A	N/A
Ningxi Xu 1989	Treasurer	Since 9/2015	Ms. Xu joined Centre Asset Management, LLC in August 2015 as an analyst. Prior thereto, Ms. Xu served as an associate at TRACE International, Inc. since 2013.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC (“Centre”), which serves as the investment adviser to the Funds.

Board Structure

The Board of Trustees of the Trust includes one interested Trustee and three Independent Trustees, one of whom, Dr. Grant, is Chairman of the Board of Trustees. The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current size and the fact that the size of the Board permits Trust management to communicate with each Independent Trustee as and when needed, and permits Independent Trustees to be involved in committees of the Board (each a “Committee”). The Board may consider electing additional independent trustees in the future.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its series. During these meetings, the Board receives reports from the Trust’s administrator, transfer agent and distributor, and Trust management, including the President of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Dr. Grant has experience in the financial industry serving as the President of JLG Research and possesses knowledge about the industry as a finance professor and now associate dean of a college of management, published works (books and articles) and consulting experience. Dr. Ghosh also has experience in the financial industry in his capacity as a professor, his past experience with the SEC, membership on other boards and as a consultant to other funds. Mr. Marinaro has experience in the financial industry in a wide variety of areas including trading, private equity capital, business consulting, and financial technology. Mr. Abate has experience in the financial industry as a portfolio manager, fund board member, and is currently Managing Director of Centre Asset Management, LLC, the Adviser.

The Board has determined that each Trustee’s career and background, combined with each Trustee’s interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee. Dr. Grant, Dr. Ghosh and Mr. Marinaro are members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting policies and practices relating to each series of the Trust, reviews the results of the annual audits of the financial statements of each series of the Trust, and interacts with the independent auditors of each series, on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and met three times during the fiscal year ended September 30, 2014.

Nominating Committee. Dr. Grant and Dr. Ghosh are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2014.

Proxy Voting Committee. Dr. Grant and Dr. Ghosh are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how each series of the Trust should vote, if called upon by the Board or the Adviser, when a matter with respect to which a series is entitled to vote presents a conflict between the interests of shareholders of the series, on the one hand, and those of the Adviser, principal underwriter, or an affiliated person of the Trust, Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a series should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a series is eligible to participate presents a conflict between the interests of the shareholders of the series, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended September 30, 2014.

Beneficial Share Ownership Information. The table below shows for each Trustee, the value of shares beneficially owned by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds, as of December 31, 2014. These amounts are stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Value of Shares in the American Equity Fund	Dollar Range of Value of Shares in the Global Equity Fund	Dollar Range of Value of Shares in the Multi-Asset Real Return Fund	Dollar Range of Value of Shares in the Treasury Fund	Aggregate Dollar Range of Value of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
James L. Grant – Independent Trustee	A	A	A	A	A
Aloke Ghosh – Independent Trustee	A	A	A	A	A
Joseph M. Marinaro – Independent Trustee	A	A	A	A	A
James A. Abate – Interested Trustee	C	C	E	C	E

Ownership of Securities of Adviser, Distributor, or Related Entities. As of January 1, 2015, none of the Independent Trustees and/or their immediate family members owned securities of the Adviser the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. As of July 1, 2015, each Independent Trustee receives from the Trust an annual retainer of $25,000 paid quarterly. No officer of the Trust, nor any Trustee who is an interested person of the Trust or the Adviser, will receive salary or fees from the Trust. The Trust reimburses each Trustee and officer of the Trust for his travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation from Trust (for the Fiscal Year Ended 9/30/2014)	Pension or Retirement Benefits Accrued as Part of Fund Expenses (for the Fiscal Year Ended 9/30/2014)	Estimated Annual Benefits Upon Retirement (for the Fiscal Year Ended 9/30/2014)	Total Compensation from Fund and Fund Complex Paid to Trustees (for the Fiscal Year Ended 9/30/2014)
James L. Grant	$18,750	None	None	$18,750
Aloke Ghosh	$18,750	None	None	$18,750
Joseph M. Marinaro	$18,750	None	None	$18,750

Codes of Ethics. The Trust, the Adviser, and the Distributor have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent persons subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics). The Code of Ethics of the Trust generally prohibits fund personnel (including, but not limited to, any officer of the Trust or employee or manager of the Adviser who, connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Fund or whose functions relate to the making of any recommendations with respect to such purchases or sales) from making personal securities transactions with respect to securities in which a Fund may invest without obtaining prior approval from the Chief Compliance Officer.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Proxy Voting Policy and Procedures of the Adviser are included as Appendix B to this SAI. No later than August 31st of each year, the Trust will file Form N-PX stating how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th. Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-855-298-4236; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of January 2, 2015, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each Fund. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of January 2, 2015.

American Equity Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
CHARLES SCHWAB & CO. INC. 211 MAIN ST. SF215FMT-05 SAN FRANCISCO, CA 94105	5,187,595.039	54.61%	Record
NATIONAL FINANCIAL SERVICES 1 WORLD TRADE CENTER 200 LIBERTY ST NEW YORK, NY 10281-1003	1,561,848.961	16.44%	Record
TD AMERITRADE, INC. 200 S 108TH AVE. OMAHA, NE 68154	557,108.648	5.86%	Record

American Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	1,463,465.148	99.84%	Record

Global Equity Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
JAMES A. ABATE 48 WALL STREET NEW YORK, NY 10005	464.549	100.00%	Record

Global Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	2,010,901.66	99.85%	Record

Multi-Asset Real Return Fund - Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
JAMES A. ABATE 48 WALL STREET NEW YORK, NY 10005	538.699	100.00%	Record

Multi-Asset Real Return Fund- Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
JPMBI RE SANLAM CENTRE MULTI-ASSET REAL RETURN FEEDER FUND JP MORGAN HFS CUSTODY 1 GEORGES DOCK JP MORGAN HOUSE IFSC DUBLIN 1 IRELAND	6,123,555.139	99.36%	Record

Active U.S. Treasury Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
JAMES A. ABATE 48 WALL STREET NEW YORK NY 10005	506.187	100.00%	Record

Active U.S. Treasury Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	2,010,901.66	99.85%	Record

Investment Adviser. Information about the Adviser, Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005-2903, and its duties as the Adviser is contained in the Prospectus. As of December 31, 2014, the Adviser had approximately $802.4 million in assets under management.

James A. Abate and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Adviser, as each owns more than 25% of the voting securities of the Adviser. Sanlam International Investment USA Holdings, Inc. is controlled by Sanlam Netherlands Holding BV, which is in turn controlled by Sanlam Ltd. James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management.

Investment Advisory Agreement

The Adviser has entered into investment advisory agreements with the Trust with respect to each Fund (together, the “Advisory Agreements”). Under the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of such agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its obligations or duties under the Advisory Agreements.

American Equity Fund, Global Equity Fund, and Multi-Asset Real Return Fund

Pursuant to investment advisory agreements dated September 14, 2013 between the Adviser and the Trust, on behalf of the American Equity Fund, the Global Equity Fund, and the Multi-Asset Real Return Fund, the Adviser is responsible, subject to the supervision of the Board, for rendering investment advice and related services with respect to the assets of each Fund in accordance with its investment objectives, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and such other limitations as the Fund may impose. Pursuant to its terms, the agreement will continue after its initial term for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the applicable Fund.

As compensation for the investment advisory services provided to the American Equity Fund, the Adviser is entitled to receive an investment advisory fee (accrued daily and paid monthly) at an annual rate of 0.75% of the American Equity Fund’s average daily net assets on the first $1 billion, and 0.70% of the American Equity Fund’s average daily net assets thereafter.

As compensation for the investment advisory services provided to the Global Equity Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Global Equity Fund’s average daily net assets.

As compensation for the investment advisory services provided to the Multi-Asset Real Return Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.55% of the Multi-Asset Real Return Fund’s average daily net assets.

For the fiscal year ended September 30, 2012, none of the American Equity Fund, or the Global Equity Fund, paid any investment advisory fees to the Adviser, as the Adviser waived such fees pursuant to an expense limitation agreement.

For the fiscal year ended September 30, 2013, the Adviser earned $295,261, $6,759, and $163,167 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund, the Global Equity Fund, and the Multi-Asset Real Return Fund, respectively.

For the fiscal year ended September 30, 2014, the Adviser earned $497,283, $45,539, and $324,374 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the American Equity Fund, the Global Equity Fund, and the Multi-Asset Real Return Fund, respectively.

Treasury Fund

Pursuant to the investment advisory agreement dated November 4, 2013 between the Adviser and the Trust, on behalf of the Treasury Fund, the Adviser is responsible for, subject to the supervision of the Board, rendering investment advice and related services with respect to the assets of the Fund in accordance with its investment objective, policies and limitations (as provided in the Prospectus and SAI), other governing instruments, the 1940 Act and the rules and regulations thereunder, and such other limitations as the Fund may impose upon written notice to the Adviser. The Advisory Agreement shall remain in effect for a period of two (2) years from the date that the Fund commences operations, unless sooner terminated, and then continue in effect thereafter for additional periods not exceeding one year, so long as such continuation is approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement nor interested persons thereof. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act. The agreement may be terminated at any time without payment of any penalty (i) by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund on sixty (60) days’ prior written notice to the Adviser, and (ii) by the Adviser upon 60 days’ prior written notice to the Fund.

As compensation for the investment advisory services provided to the Fund, the Adviser is entitled to receive a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.

For the fiscal year ended September 30, 2014, the Adviser earned $0 in advisory fees, net of waivers in place during the period, for providing investment advisory services to the Treasury Fund.

Expense Limitation Agreements

American Equity Fund. The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2016 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage and extraordinary expenses incurred by the Fund in the fiscal year, to 1.05% for Investor Class shares of the Fund and 0.95% for Institutional Class shares of the Fund.

The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Global Equity Fund. The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2016 the total operating expenses of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) to 1.45% of the average daily net assets of the Investor Class shares, and 1.25% of the average daily net assets of the Institutional Class shares. The expense limitation agreement may be terminated by the Adviser or the Trust, with respect to the Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days’ prior written notice of such termination to the other party. The Adviser may recoup any waived amount, including organizational fees, from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Adviser incurred the expense.

Multi-Asset Real Return Fund. The Adviser has contractually agreed, pursuant to a written expense limitation agreement to reduce its advisory fees and/or reimburse other expenses of the Fund until January 31, 2016 to the extent necessary to limit the current operating expenses of each class of shares of the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses, and acquired fund fees and expenses, except that, if an acquired fund is an underlying fund managed by the Adviser and such acquired fund is not subject to an effective expense limitation or fee waiver agreement at any time during the term of the expense limitation agreement, then, for that time, the operating expenses of each class of shares of the Fund shall not exclude the amount of advisory fees included in such acquired fund’s fees and expenses to which the Fund would otherwise be subject), to 1.25% for Investor Class shares of the Fund and 1.00% for Institutional Class shares of the Fund. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 90 days’ written notice to the Adviser. The Adviser may request reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver was made.

Treasury Fund. The Adviser has entered into a written expense limitation agreement under which it has agreed to limit through January 31, 2016 the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, and acquired fund fees and expenses to 0.85% for Investor Class shares of the Fund and 0.60% for Institutional Class shares of the Fund. The agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The agreement may not be terminated by the Adviser without the consent of the Board. The Adviser may request reimbursement of any amount waived pursuant to the expense limitation agreement, provided that the reimbursement does not cause the Fund to exceed the then-existing expense limitation for that class at the time the waiver was made.

Portfolio Managers

American Equity Fund and Multi-Asset Real Return Fund

The investment portfolios of the American Equity Fund and the Multi-Asset Real Return Fund are managed on a day-to-day basis by James A. Abate. As of December 31 2014, Mr. Abate was responsible for the management of the following types of accounts in addition to the American Equity Fund and the Multi-Asset Real Return Fund:

JAMES A. ABATE

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	3	$470,000,000	0	0
Other Accounts	0	0	0	0

Global Equity Fund

The Global Equity Fund’s portfolio is managed on a day-to-day basis by Xavier Smith. As of December 31, 2014, Mr. Smith was responsible for the management of the following types of accounts in addition to the Global Equity Fund:

XAVIER SMITH

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	$97,000,000	1	$16,200,000
Other Accounts	0	0	0	0

Treasury Fund

The Treasury Fund’s portfolio is managed on a day-to-day basis by T. Kirkham Barneby. As of December 31, 2014, Mr. Barneby was responsible for the management of the following types of accounts in addition to the Fund:

T. KIRKHAM BARNEBY

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1	$6,000,000	0	0

Conflicts of Interest. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive from an account fees that are higher than the fee it receives from the Fund, or it may receive a performance-based fee with respect to certain accounts. The procedures to address such potential conflicts of interest are described below.

To the extent that the portfolio manager manages "other accounts," this may give rise to potential conflicts of interest in connection with his management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.

The Adviser seeks to maintain a competitive compensation program. Each portfolio manager’s compensation consists of a fixed annual salary or draw, and potential bonus or equity plus additional remuneration based on the Adviser’s profitability (as applicable), among other factors. The portfolio managers’ compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management. There is no financial incentive to favor one Fund or account over another.

Administrator, Transfer Agent, and Accounting Services Agent. Pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement, ALPS Fund Services, Inc. (“ALPS” or “Transfer Agent”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as each Fund’s administrator, accounting agent and transfer agent.

Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS acts as each Fund’s administrator and accounting agent and performs the following services: assists the Funds in monitoring compliance with investment restrictions, diversification requirements and tax matters; coordinates the preparation and filing of required SEC filings for the Funds; assists the Funds with quarterly Board of Trustees meetings, insurance matters and fidelity bond; prepares annual and semi-annual financial statements for the Funds; provides assistance with audits of the Funds; monitors expense accruals; reports performance and related information to the Fund and outside agencies; assists the Funds in maintaining blue sky registrations; performs distribution calculations; prepares tax returns; maintains accounts for the Funds; computes the NAV of the Funds; transmits to NASDAQ, the New York Stock Exchange (“NYSE”), or other exchanges and service providers as needed, the Funds’ daily value and price; maintains and keeps current all books and records of the Funds as required by Section 31 of the 1940 Act and the rules thereunder, if such books and records relate to ALPS’ duties; reconciles cash and investment balances; provides the Funds with values, net asset values and other statistical data; computes net income, net income rates and capital gains and losses for each Fund; reviews and updates the Registration Statement of the Trust with respect to the Funds; provides legal review of the shareholder reports relating to the Funds and Forms N-SAR; coordinates regulatory filings for the Funds; reviews the Funds’ legal contracts and oversees reporting pursuant to the code of ethics of the Trust.

During the fiscal year ended September 30, 2014, the Trust paid administration fees of $350,563 to ALPS as the Trust’s administrator.

Under the Transfer Agency and Services Agreement, ALPS has agreed to, among other things: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; and maintain shareholder accounts. In addition, ALPS provides the Fund with the use of ALPS’ interactive client services to provide the Funds’ shareholders with access to shareholder account information and real-time transaction processing capabilities. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee for each series of the Trust for which it performs services, including the Fund, and a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Custodian. MFUG, Union Bank National Association, 350 California Street, 6th Floor, San Francisco, California, 94104, acts as the Funds’ custodian. As custodian, MFUG Union Bank National Association is responsible for keeping the Fund’s assets in safekeeping and to collect income.

Independent Registered Public Accounting Firm. KPMG LLP serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm will perform an annual audit of each Fund’s financial statements and provide tax services. Audit and non-audit services provided by KPMG LLP to the Funds must be pre-approved by the Audit Committee of the Board of the Trust.

Legal Counsel. Seward & Kissel LLP serves as legal counsel to the Trust and the Funds.

Distributor. ALPS Distributors, Inc. (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. No fee is charged by the Distributor for distribution services.

Distribution and Service (12b-1) Fees. The Board has adopted a plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class shares of each Fund. The Plan provides that the Funds may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“Dealers”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Funds, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The Plan is a compensation plan, meaning it permits the Funds to pay a fee to a Dealer that may be more than the eligible expenses the Dealer has incurred at the time of the payment. It must be demonstrated to the Board, however, that the amounts received pursuant to the Plan had been spent or will be spent pursuant to a near-term plan. A Fund will not pay more than the maximum amount allowed under the Plan. The Board will review at least quarterly reports detailing the amounts and purpose of any payment made under the Plan and any related agreements, and Dealers must furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the Plan should be continued. The Plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the Plan also are consistent with Rule 12b-1.

During the fiscal year ended September 30, 2014, the American Equity Fund, with respect to its Investor Class, made payments under the Plan in the amount of $257,170 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2014, the Global Equity Fund, with respect to its Investor Class, made payments under the Plan in the amount of $221 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2014, the Multi-Asset Real Return Fund, with respect to its Investor Class, made payments under the Plan in the amount of $13 for advertising, intermediaries, and reimbursements.

During the fiscal year ended September 30, 2014, the Treasury Fund, with respect to its Investor Class, made payments under the Plan in the amount of $8 for advertising, intermediaries, and reimbursements.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreements, and subject to the general oversight of the Board, the Adviser is responsible for, among other things, furnishing the respective Funds with advice and recommendations with respect to the investment of Fund assets and the purchase and sale of portfolio securities for the Funds. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. Investment decisions for a Fund are made independently from those for any other series of the Trust and any other investment company or account advised or otherwise managed by the Adviser.

Brokerage Selection. The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions. The Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts. In selecting broker-dealers to be used in portfolio transactions, the general principle guiding the Adviser is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of discretionary factors, including, without limitation, the broker-dealer’s financial strength, reputation, execution quality, pricing, commission rates and service. In seeking best execution, the determinative factor is not always the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of brokerage services, including factors such as execution capability, commission rates, and responsiveness. Although the Adviser will seek competitive rates, it may not necessarily obtain the lowest possible commission rates for a Fund’s transactions. Recognizing the value of these discretionary factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Advisory Agreements, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The Adviser may receive research and brokerage services that include, but are not limited to, economic, industry and security reports, pricing data, relevant news developments, portfolio management, allocation and risk management and attribution analysis in accordance with Section 28(e). These services would reduce the Adviser’s cost of providing advisory services to the Funds. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds, and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreements and will not reduce the management fees payable to the Adviser by the Funds.

The Funds may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund may engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal year noted:

Fund Name	For the Fiscal Year Ended September 30, 2014	For the Fiscal Year Ended September 30, 2013	For the Fiscal Year Ended September 30, 2012
American Equity Fund(1)	$104,542	$190,440	$18,296
Global Equity Fund(2)	$ 28,898	$ 19,310	$14,869
Multi-Asset Real Return Fund(3)	$ 42,264	$ 11,188	-
Treasury Fund(4)	-	-	-

(1)	The American Equity Fund commenced operations on December 21, 2011.
(2)	The Global Equity Fund commenced operations on December 21, 2011.
(3)	The Multi-Asset Real Return Fund commenced operations on October 9, 2012.
(4)	The Treasury Fund commenced operations on January 21, 2014.

Aggregated Trades. While investment decisions for each Fund are made independently of the other Funds, and also independently of the Adviser’s other client accounts, other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction may be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund or Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

Exchange Privilege. Generally, subject to meeting the applicable minimum investment requirements, shares of one Fund held for at least 7 days may be exchanged for shares of another Fund. Before making any exchange, be sure to review the applicable Fund prospectus closely and consider the differences between the Fund in which you currently hold shares and the Fund in which you wish you invest. Please note that since an exchange is the redemption of shares from a Fund followed by the purchase of shares in another Fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred) and with respect to the American Equity Fund and the Global Equity Fund, a Redemption Fee may apply on shares held for less than 90 days; see “Shareholder Fees” in the applicable Fund’s Prospectus.

Any exchange will be affected at the NAV per share of the Funds next determined after receipt of an exchange request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Funds determined on the next business day.

The Funds reserve the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust's policy on excessive trading with respect to Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Funds. For more information about the Trust's policy on excessive trading, see “Frequent Purchases and Redemptions” in the applicable Fund’s Prospectus.

Redemptions in Kind. Each Fund reserves the right to satisfy any redemption request by making payment in portfolio securities. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

Subscriptions in Kind. The Adviser may from time to time accept subscriptions for shares against contribution in kind of securities or other assets which could be acquired by a Fund pursuant to its investment policy and restrictions. Any such subscriptions in kind will be made at the NAV of the assets contributed.

Agreements with Financial Intermediaries. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized under certain circumstances to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

Market Timing Arrangements. The Funds have not entered into any arrangement with any person that would permit frequent purchases and frequent redemptions. The Board of Trustees has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under this policy, the Funds and Adviser generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Funds and Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Trust will make available to the public a complete schedule of each Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-855-298-4236 or on the Funds’ website at www.centrefunds.com. The Trust, on behalf of the Funds, will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Form N-CSR and Form N-Q of the Trust with respect to the Funds will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR. Other than Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Trust and/or the Adviser may share non-public portfolio holdings information relating to the Funds with the Funds’ service providers that require such information for legitimate business and Funds oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, legal counsel and financial printers that the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Funds and the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service and data providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information. Generally, the Fund’s service providers that may receive such non-public portfolio holdings information include the Distributor, the Administrator, the Transfer Agent, the Custodian, the independent registered public accounting firm, legal counsel, R.R. Donnelley & Sons Company, Thomson Reuters Corporation, Standard & Poor’s Financial Services LLC, Bloomberg, L.P., Morningstar, Inc., FactSet Research Systems Inc., and the Investment Company Institute.

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the Adviser determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

This policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Funds’ ratings and rankings.

NET ASSET VALUE

The NAV per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

In computing a Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of that Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Funds are valued as follows:

•
Securities that are listed on a securities exchange or are quoted by NASDAQ are valued at their last sales price on the principal exchange on which the security is traded at the time the valuation is made.

•	Securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price.

•
Securities traded in the over-the-counter market and which are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities.

•	Short-term instruments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarized certain additional tax considerations generally affecting the Funds and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Funds have each qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code during its previous fiscal periods and intends to continue to do so in the future. A fund that is qualified under Subchapter M will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to its shareholders. The Trust anticipates that each Fund will not be subject to federal income or excise taxes because the Funds intend to distribute all of its net investment income and net capital gains to its shareholders for a fiscal year in accordance with the timing requirements of the Code and to meet other requirements of the Code relating to the sources of income and diversification of its assets.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, a Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the fund.

All dividends from net investment income together with those derived from the excess of net short-term capital gain over net long-term capital loss (collectively, “income dividends”), will be taxable (provided that certain holding period and other requirements are satisfied) to shareholders as either ordinary income or “qualified dividend income” as discussed below. Any distributions derived from the excess of net long-term capital gain over net short-term capital loss (“capital gains distributions”) are taxable as long-term capital gains to shareholders regardless of the length of time a shareholder has owned his shares. Any loss realized upon the redemption of shares within six months after the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period.

A fund of funds is eligible to pass-through (a) to individual shareholders qualified dividend income earned by an underlying fund which is subject to federal income tax at reduced long-term capital gain rates and (b) to corporate shareholders income that is eligible for the corporate dividends received deduction. Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Income dividends and capital gains distributions are taxed in the manner described above, regardless of whether they are received in cash or reinvested in additional shares. Shareholders of each Fund will receive information annually on Form 1099 with respect to the amount and nature of dividend income and capital gain distributions to assist them in reporting the prior calendar year’s distributions on their federal income tax return.

Distributions that are declared in October, November or December but which are not paid to shareholders until the following January will be treated for tax purposes as if received on December 31 of the year in which they were declared.

The exchange of a Fund’s shares for shares of another Fund will generally be treated as a taxable sale or exchange for federal income tax purposes and any gain thereon may be subject to federal income tax.

When an income dividend or capital gains distribution is paid by a Fund, net asset value per share of the Fund is reduced automatically by the amount of the dividend and/or distribution. If NAV per share is reduced below a shareholder’s cost basis as a result, such a distribution might still be taxable to the shareholder as ordinary income or capital gain (as the case may be) although in effect it represents a return of invested capital. For this reason, investors should consider carefully the desirability of purchasing shares immediately prior to a distribution date.

The American Equity Fund, the Global Equity Fund, and the Multi-Asset Real Return Fund may invest in foreign issuers which meet the definition in the Code of passive foreign investment companies (“PFICs”). A Fund’s income and gain, if any, from the holding of PFIC stock may be subject to a non-deductible tax at the Fund level. A Fund may be able to eliminate this tax by making certain elections with respect to any of its investments which are treated as PFICs.

Under the Code, a Fund may be required to impose backup withholding (currently at a rate of 28%) on income dividends and capital gains distributions, and payment of redemption proceeds to individuals and other non-exempt shareholders, if such shareholders have not provided a correct taxpayer identification number and made the certifications required by the Internal Revenue Service on the account application. A shareholder in a Fund may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding. A Fund may liquidate the account of any of its shareholder who fails to furnish its certificate of taxpayer identification number within thirty (30) days after date the account was opened.

The treatment of income dividends and capital gains distributions to shareholders of a Fund under the various foreign, state, and local income tax laws may not parallel that under the Federal law. Shareholders are encouraged to consult their tax adviser with respect to applicable foreign, state, and local taxes.

FINANCIAL STATEMENTS

The audited financial statements of the American Equity Fund, the Global Equity Fund, the Multi-Asset Real Return Fund, and the Treasury Fund for the fiscal year ended September 30, 2014, and the report of KPMG LLP, each Fund’s independent registered public accounting firm, are incorporated herein by reference to the annual report to shareholders of those Funds (the “Annual Report”). The Annual Report was filed on Form N-CSR with the SEC on December 8, 2014. The Annual Report is available without charge upon request by calling 1-855-298-4236, or by visiting the Trust’s website at www.centrefunds.com.

APPENDIX A –DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Adviser). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

AAA –	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA –	Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A –	Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB –	Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

Aaa –	Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa –	Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –	Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Adviser’s Proxy Voting and Disclosure Policy, including a detailed description of the Adviser’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Adviser the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of a Fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Adviser has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the Funds.

I.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to the Adviser

The Trust’s believes that each Fund’s Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, each Adviser is hereby delegated the following duties:

1.	to make the proxy voting decisions for the applicable funds; and
2.
to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the applicable funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Funds’ shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A.	Disclosure of Funds’ Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Funds’ shall disclose this Policy to their respective shareholders. The Funds’ will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Funds’ will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Funds’ Complete Proxy Voting Record

Each Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940 on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the fund cast is vote on the matter;
(viii)	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Funds’ website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website. If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Centre Asset Management, LLC

General Policy
Centre believes that the review and voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Centre is committed to voting corporate proxies solely in a manner that serves the economic best interests of its clients.

Centre evaluates the competence, experience, reputation, and capital allocation skills of a company’s management as part of its qualitative assessment within the investment decision making process. Therefore, Centre generally follows the so-called “Wall Street Rule”; i.e., it votes as management recommends or sells the stock prior to the annual meeting if there is a significant management sponsored voting issue that is not consistent with the economic best interests of the Funds’ shareholders. This does not mean that we take corporate governance lightly, but rather, it is confirmation that our process of investing with shareholder aligned management is working. However, if we determine that managements’ position on a particular issue deemed not material enough to trigger a sale of the stocks is not in the best interest of our clients, we will vote contrary to management’s recommendation, or abstain from voting. Also, there may be instances where we determine that not voting is in the best economic interests of our clients. The practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Conflicts of Interest
Proxy solicitations that involve a conflict of interest or might appear to involve a conflict of interest, between Centre and its clients will be handled in one of the following ways:

•	Engage an independent party to determine how to vote the proxy;
•
Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

•	Refer the proxy to the client or to a representative of the client for voting purposes;
•	Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote;

•	Vote in accordance with the pre-determined voting policy, The Wall Street Rule, outlined and disclosed to clients in our General Policy; or
•	Seek guidance from the Board of Trustees.

Record Keeping
Centre t will maintain the following records with respect to proxy voting:

•	A copy of this proxy voting policy;
•	A copy of all proxy statements received (Centre may rely on a third party for this service such as ProxyEdge);
•	A record of each vote cast on behalf of a Fund (Centre may rely on a third party for this service such as ProxyEdge);
•	A copy of any report or document prepared by Centre that was material to making a voting decision or that memorializes the basis for that decision; and
•
A copy of each written client request for information on how Centre voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how Centre voted proxies on behalf of the requesting client.

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